Inventory	6 Months Ended
Jun. 30, 2024
Inventory [Abstract]
Inventory
5.	Inventory

	2024	2023
	€’000	€’000
Raw materials	1,867	1,968
Work in progress	776	1,704
Finished product	2,673	-
Total Inventory	5,316	3,672

Inventories of €0.81 million (2023: €3.5) were consumed during the six-month periods ended June 30, 2024, which includes conversion and other costs incurred in bringing the inventory to its present condition.

The cost of scrapped materials through the normal production cycle amounted to €0.02 million (2023: €0.1). These items were recognised as an expense during the six-month periods ended June 30, 2024 and 2023, in ‘cost of sales’.